SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 4,2006
                                                          ----------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-9624                  22-2332039
----------------------------        --------------         -------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985
  Wilmington, Delaware,                                      19899-8985
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-14(C))

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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



Item 8.01 Other Events

     On December 4, 2006, ITG Vegas, Inc.("ITGV"), the primary operating subsidiary (d/b/a Palm Beach Casino Line) of International Thoroughbred Breeders, Inc. ("ITB" or the "Company"), Royal Star Entertainment, LLC, the subsidiary which owns the Royal Star vessel, ITG Palm Beach, LLC, the subsidiary which operates the Big Easy vessel, Riviera Beach Entertainment, LLC, the subsidiary which holds the Palm Beach Port Lease, and subsidiaries Orion Casino Corporation and International Thoroughbred Development Corporation, along with Cruise Holdings I, LLC and Cruise Holdings II, LLC, unrelated affiliates, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Florida, Palm Beach Division (the "Bankruptcy Court"), under Case Numbers 06-16350 thru 06-16357 (BKC-SHF). The petition does not cover the parent company, ITB, nor any other of ITB's subsidiaries. The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. A copy of a press release issued on December 5, 2006 is attached and is filed as an exhibit hereto.

     Certain of the information contained in the attached press release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Debtors' current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Debtors' operations and business environments which may cause the actual results of the Debtors to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Debtors to continue as a going concern; the Debtors' ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Debtors to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Debtors to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Debtors to obtain and maintain normal terms with vendors and service providers; the Debtors' ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Debtors' liquidity or results of operations; the ability of the Debtors to fund and execute their business plan; the ability of the Debtors to attract, motivate and/or retain key executives and associates; the ability of the Debtors to attract and retain customers; demand for gaming in the markets in which the Debtors operate; economic conditions; the effects of any hostilities or act of war or any terrorist attack; labor costs; financing costs; the cost and availability of insurance; fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather


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


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


conditions; government legislation and regulation; consumer perceptions of the Debtors' products; and other risks and uncertainties set forth from time to time in ITB's reports to the United States Securities and Exchange Commission.



Item 9.01 Financial Statements and Exhibits.

9.01(d) Exhibit

99.1 Press Release issued December 5, 2006 (incorporated by reference in this Form 8-K)


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


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



                                   SIGNATURES

         Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INTERNATIONAL THOROUGHBRED
                            BREEDERS, INC.

                            By:/s/ Francis W. Murray
                               ------------------------------------------
                                   Francis W. Murray
                                   President, Chief Executive Officer and
                                   Treasurer


Date: December 6,2006
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                                     - 3 -

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                                  EXHIBIT INDEX


Exhibit No.                         Description of Document


99.1 Press Release issued December 5, 2006



FOR IMMEDIATE RELEASE
TUESDAY, DECEMBER 5, 2006

                                      For further information, please contact:
                                      Francis X. Murray
                                      Chief Executive Officer
                                      Palm Beach Casino Line
                                      561-845-2101 ext. 1112


                   ITG Vegas, Inc. and other ITB subsidiaries
                       File for Chapter 11 Reorganization


Riviera Beach, Florida - ITG Vegas, Inc. (d/b/a Palm Beach Casino Line) and several affiliated companies filed for protection late yesterday under Chapter 11 of the United States Bankruptcy Code. This action was taken to preserve the Company's Palm Beach Princess operating business, safeguard the jobs of its valued team members, develop a plan to satisfy creditor obligations, and insure continued uninterrupted high-quality service to its valuable customers. Francis
X. Murray, CEO of Palm Beach Casino Line, stated "It is business as usual. The Company has enjoyed the support and loyalty of team members, vendors and Palm Beach Princess' customers alike. Management is committed to developing a plan of reorganization for Palm Beach Casino Line and affiliated Companies that will serve all its constituencies fairly and as promptly as possible." The Palm Beach Princess will continue her normal operating schedule with interruption.





                                      (END)